UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Harwood Street, 15th Floor, Dallas, Texas 75201

(Address of principal executive offices)

(214) 999-7552

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On July 14, 2021, MoneyGram International, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with BofA Securities, Inc., as representative of the several initial purchasers named in Schedule A thereto (the “Initial Purchasers”), with respect to a private offering (the “offering”) by the Company of $415 million aggregate principal amount of 5.375% senior secured notes due 2026 (the “notes”). The notes will be unconditionally guaranteed, jointly and severally, on a senior secured basis (collectively, the “guarantees”), initially by the Company’s subsidiaries that guarantee borrowings under the contemplated New Credit Agreement (as defined below), and by certain future wholly owned domestic subsidiaries. The offering of the notes is expected to close on July 21, 2021, subject to customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Initial Purchasers against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Initial Purchasers may be required to make because of any such liabilities.

The Company intends to use the net proceeds from the offering, together with borrowings under its contemplated new $400 million senior secured credit facility (the “New Credit Agreement”), which it expects to enter into substantially concurrently with the closing of the notes offering, to prepay the full amount of indebtedness under its existing senior secured credit facilities, and to pay related accrued interest, fees and expenses. There is no assurance that the offering of the notes will be consummated or that the Company will be able to enter into the New Credit Agreement substantially concurrently with the issuance of the notes or at all.

This description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On July 14, 2021, the Company issued a press release announcing the pricing of its previously announced private offering of the notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The notes and related guarantees were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act, or outside the United States to certain non-U.S. persons in compliance with Regulation S under the Securities Act. The issuance and sale of the notes and related guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any state or other jurisdiction, and the notes and related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.

This Current Report on Form 8-K (and the exhibit hereto) shall not constitute an offer to sell or the solicitation of an offer to buy the notes and related guarantees. Offers of the notes and related guarantees may be made only by means of a private offering memorandum, and may not be made to any person in any jurisdiction in which such offer, sale or solicitation is unlawful.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the anticipated entry into the New Credit Agreement and the anticipated closing of the notes offering and entry into the New Credit Agreement. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission (the

“SEC”). The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1¥	Purchase Agreement, dated July 14, 2021, by and between MoneyGram International, Inc. and BofA Securities, Inc., on behalf of itself and as the Representative of the several Initial Purchasers named in Schedule A to the Purchase Agreement.

99.1*	Press release dated July 14, 2021

104**	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

¥

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC on request.

*	Furnished herewith.
**	Submitted electronically herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

Date: July 14, 2021	By:	/S/ ROBERT L. VILLASEÑOR
Robert L. Villaseñor
General Counsel, Corporate Secretary and Chief Administrative Officer

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